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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report: June 17, 2005
Date of Earliest Event Reported: June 15, 2005

                      Martha Stewart Living Omnimedia, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     001-15395                52-2187059
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                     11 West 42nd Street, New York, NY 10036
                    (Address of principal executive offices)

                                 (212) 827-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     The information set forth below in the second paragraph under Item 7.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

     Martha Stewart Living Omnimedia, Inc. (the "Company") announced that at a meeting of its Board of Directors (the "Board") on June 15, 2005, Charles A. Koppelman was elected to serve as Chairman of the Board and Thomas C. Siekman was designated as Lead Independent Director. Previously, Mr. Koppelman served as Vice Chairman of the Board and Mr. Siekman served as Chairman of the Board.

     Mr. Koppelman will receive an annual retainer of $40,000 for his service as a director and an annual fee of $35,000 for his service as Chairman of the Board. In addition, Mr. Koppelman was granted 25,000 shares of the Company's Class A Common Stock for agreeing to serve as Chairman of the Board. If Mr. Koppelman continues his service as Chairman of the Board, he will receive an additional 25,000 shares of restricted Class A Common Stock in each of the next two years, which restricted shares will have a one-year vesting period. The Board also authorized the Compensation Committee to negotiate a new agreement with Mr. Koppelman that will expand the services he provides the Company from those provided for under his existing consulting arrangement which provides for an annual consulting fee of $450,000, among other conditions, and extend the term of such arrangement.

     The Company issued a press release relating to these matters, dated June 17, 2005, the full text of which is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibit       Description
        -------       -----------
          99.1        Martha Stewart Living Omnimedia, Inc. Press Release, dated
                      June 17, 2005.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MARTHA STEWART LIVING OMNIMEDIA, INC.

                                      By: /s/ James Follo
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                                      James Follo
                                      Executive Vice President,
                                      Chief Financial and Administrative Officer

                               Date: June 17, 2005


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